POWER OF ATTORNEY
I, the undersigned Trustee of The Calvert Fund (“TCF”), hereby constitute William M. Tartikoff, Ivy Wafford Duke, Lancelot A. King and Andrew K. Niebler my true and lawful attorneys, with full power to each of them, (i) to sign for me, in my name and in the appropriate capacities, the Registration Statement on Form N‑14 relating to the proposed merger of Calvert Government Fund into Calvert Short Duration Income Fund, each a series of TCF, including any amendments to the Registration Statement filed by TCF relating thereto, (ii) to take all such other actions, in my name and on my behalf, as they may deem necessary or advisable to effect the foregoing merger, and (iii) to do all such things, in my name and on my behalf, that they may deem necessary or advisable for registering, maintaining registration, or claiming and maintaining exemptions from registration of TCF with any government agency in any jurisdiction, domestic or foreign, in connection with the foregoing merger.
The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting TCF in connection therewith, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.
When any of the above-referenced attorneys signs my name to any document in connection therewith, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.
WITNESS my hand on the date set forth below.

12/15/14	/s/ Barbara J. Krumsiek
Date	Signature

/s/ Traci Goldt	Barbara J. Krumsiek
Witness	Name of Trustee and Officer

Traci Goldt
Witness Name (Printed)

POWER OF ATTORNEY
I, the undersigned Trustee of The Calvert Fund (“TCF”), hereby constitute William M. Tartikoff, Ivy Wafford Duke, Lancelot A. King and Andrew K. Niebler my true and lawful attorneys, with full power to each of them, (i) to sign for me, in my name and in the appropriate capacities, the Registration Statement on Form N‑14 relating to the proposed merger of Calvert Government Fund into Calvert Short Duration Income Fund, each a series of TCF, including any amendments to the Registration Statement filed by TCF relating thereto, (ii) to take all such other actions, in my name and on my behalf, as they may deem necessary or advisable to effect the foregoing merger, and (iii) to do all such things, in my name and on my behalf, that they may deem necessary or advisable for registering, maintaining registration, or claiming and maintaining exemptions from registration of TCF with any government agency in any jurisdiction, domestic or foreign, in connection with the foregoing merger.
The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting TCF in connection therewith, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.
When any of the above-referenced attorneys signs my name to any document in connection therewith, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.
WITNESS my hand on the date set forth below.

12/10/14	/s/ M. Charito Kruvant
Date	Signature

/s/ Traci Goldt	M. Charito Kruvant
Witness	Name of Trustee

Traci Goldt
Witness Name (Printed)

POWER OF ATTORNEY
I, the undersigned Trustee of The Calvert Fund (“TCF”), hereby constitute William M. Tartikoff, Ivy Wafford Duke, Lancelot A. King and Andrew K. Niebler my true and lawful attorneys, with full power to each of them, (i) to sign for me, in my name and in the appropriate capacities, the Registration Statement on Form N‑14 relating to the proposed merger of Calvert Government Fund into Calvert Short Duration Income Fund, each a series of TCF, including any amendments to the Registration Statement filed by TCF relating thereto, (ii) to take all such other actions, in my name and on my behalf, as they may deem necessary or advisable to effect the foregoing merger, and (iii) to do all such things, in my name and on my behalf, that they may deem necessary or advisable for registering, maintaining registration, or claiming and maintaining exemptions from registration of TCF with any government agency in any jurisdiction, domestic or foreign, in connection with the foregoing merger.
The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting TCF in connection therewith, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.
When any of the above-referenced attorneys signs my name to any document in connection therewith, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.
WITNESS my hand on the date set forth below.

12/10/14	/s/ Richard Baird
Date	Signature

/s/ Traci Goldt	Richard L. Baird, Jr.
Witness	Name of Trustee

Traci Goldt
Witness Name (Printed)

POWER OF ATTORNEY
I, the undersigned Trustee of The Calvert Fund (“TCF”), hereby constitute William M. Tartikoff, Ivy Wafford Duke, Lancelot A. King and Andrew K. Niebler my true and lawful attorneys, with full power to each of them, (i) to sign for me, in my name and in the appropriate capacities, the Registration Statement on Form N‑14 relating to the proposed merger of Calvert Government Fund into Calvert Short Duration Income Fund, each a series of TCF, including any amendments to the Registration Statement filed by TCF relating thereto, (ii) to take all such other actions, in my name and on my behalf, as they may deem necessary or advisable to effect the foregoing merger, and (iii) to do all such things, in my name and on my behalf, that they may deem necessary or advisable for registering, maintaining registration, or claiming and maintaining exemptions from registration of TCF with any government agency in any jurisdiction, domestic or foreign, in connection with the foregoing merger.
The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting TCF in connection therewith, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.
When any of the above-referenced attorneys signs my name to any document in connection therewith, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.
WITNESS my hand on the date set forth below.

12/9/14	/s/ D. Wayne Silby
Date	Signature

/s/ Traci Goldt	D. Wayne Silby
Witness	Name of Trustee

Traci Goldt
Witness Name (Printed)

POWER OF ATTORNEY
I, the undersigned Trustee of The Calvert Fund (“TCF”), hereby constitute William M. Tartikoff, Ivy Wafford Duke, Lancelot A. King and Andrew K. Niebler my true and lawful attorneys, with full power to each of them, (i) to sign for me, in my name and in the appropriate capacities, the Registration Statement on Form N‑14 relating to the proposed merger of Calvert Government Fund into Calvert Short Duration Income Fund, each a series of TCF, including any amendments to the Registration Statement filed by TCF relating thereto, (ii) to take all such other actions, in my name and on my behalf, as they may deem necessary or advisable to effect the foregoing merger, and (iii) to do all such things, in my name and on my behalf, that they may deem necessary or advisable for registering, maintaining registration, or claiming and maintaining exemptions from registration of TCF with any government agency in any jurisdiction, domestic or foreign, in connection with the foregoing merger.
The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting TCF in connection therewith, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.
When any of the above-referenced attorneys signs my name to any document in connection therewith, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.
WITNESS my hand on the date set forth below.

12/10/14	/s/ Robert Enderson
Date	Signature

/s/ Traci Goldt	Robert Enderson
Witness	Name of Officer

Traci Goldt
Witness Name (Printed)

POWER OF ATTORNEY
I, the undersigned Trustee of The Calvert Fund (“TCF”), hereby constitute William M. Tartikoff, Ivy Wafford Duke, Lancelot A. King and Andrew K. Niebler my true and lawful attorneys, with full power to each of them, (i) to sign for me, in my name and in the appropriate capacities, the Registration Statement on Form N‑14 relating to the proposed merger of Calvert Government Fund into Calvert Short Duration Income Fund, each a series of TCF, including any amendments to the Registration Statement filed by TCF relating thereto, (ii) to take all such other actions, in my name and on my behalf, as they may deem necessary or advisable to effect the foregoing merger, and (iii) to do all such things, in my name and on my behalf, that they may deem necessary or advisable for registering, maintaining registration, or claiming and maintaining exemptions from registration of TCF with any government agency in any jurisdiction, domestic or foreign, in connection with the foregoing merger.
The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting TCF in connection therewith, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.
When any of the above-referenced attorneys signs my name to any document in connection therewith, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.
WITNESS my hand on the date set forth below.

12/10/14	/s/ Anthony A. Williams
Date	Signature

/s/ Traci Goldt	Anthony Williams
Witness	Name of Trustee

Traci Goldt
Witness Name (Printed)

POWER OF ATTORNEY
I, the undersigned Trustee of The Calvert Fund (“TCF”), hereby constitute William M. Tartikoff, Ivy Wafford Duke, Lancelot A. King and Andrew K. Niebler my true and lawful attorneys, with full power to each of them, (i) to sign for me, in my name and in the appropriate capacities, the Registration Statement on Form N‑14 relating to the proposed merger of Calvert Government Fund into Calvert Short Duration Income Fund, each a series of TCF, including any amendments to the Registration Statement filed by TCF relating thereto, (ii) to take all such other actions, in my name and on my behalf, as they may deem necessary or advisable to effect the foregoing merger, and (iii) to do all such things, in my name and on my behalf, that they may deem necessary or advisable for registering, maintaining registration, or claiming and maintaining exemptions from registration of TCF with any government agency in any jurisdiction, domestic or foreign, in connection with the foregoing merger.
The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting TCF in connection therewith, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.
When any of the above-referenced attorneys signs my name to any document in connection therewith, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.
WITNESS my hand on the date set forth below.

12/10/14	/s/ Douglas E. Feldman
Date	Signature

/s/ Traci Goldt	Douglas E. Feldman
Witness	Name of Trustee

Traci Goldt
Witness Name (Printed)